Exhibit 4.1

EXECUTION VERSION

KRAFT HEINZ FOODS COMPANY,

as Issuer,

THE KRAFT HEINZ COMPANY,

as Guarantor,

and

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Trustee, Paying Agent, Security Registrar and Transfer Agent

TWELFTH SUPPLEMENTAL INDENTURE

Dated as of February 25, 2025

to

INDENTURE

Dated as of July 1, 2015

Relating to

$500,000,000 5.200% Senior Notes due 2032

$500,000,000 5.400% Senior Notes due 2035

TWELFTH SUPPLEMENTAL INDENTURE

TWELFTH SUPPLEMENTAL INDENTURE, dated as of February 25, 2025 (the “Supplemental Indenture”), among Kraft Heinz Foods Company (formerly known as H. J. Heinz Company) (the “Company” or the “Issuer”), a Pennsylvania limited liability company, The Kraft Heinz Company (formerly known as H.J. Heinz Holding Corporation) (“Kraft Heinz” or the “Guarantor”), a Delaware corporation, and Deutsche Bank Trust Company Americas (as successor to Wells Fargo Bank, National Association), a national banking association organized and existing under the laws of the United States of America, as trustee (the “Trustee”), Paying Agent, Transfer Agent and Security Registrar, to the Base Indenture (as defined below).

RECITALS

WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of July 1, 2015 (the “Base Indenture”), providing for the issuance from time to time of its notes and other evidences of senior debt securities, to be issued in one or more series as therein provided;

WHEREAS, pursuant to the terms of the Base Indenture, the Company desires to provide for the establishment of two series of notes to be known respectively as its 5.200% Senior Notes due 2032 (the “2032 Notes”) and its 5.400% Senior Notes due 2035 (the “2035 Notes” and, together with the 2032 Notes, the “Notes”), the form and substance of each such series of Notes and the terms, provisions and conditions thereof to be set forth as provided in the Base Indenture and this Supplemental Indenture (together, the “Indenture”);

WHEREAS, pursuant to the Base Indenture, the Notes will be fully and unconditionally guaranteed as to payment of principal, premium, if any, and interest on a senior unsecured basis (the “Guarantee”) by Kraft Heinz; and

WHEREAS, the Company and Kraft Heinz have requested that the Trustee execute and deliver this Supplemental Indenture, and all requirements necessary to make this Supplemental Indenture a legal, valid and binding instrument in accordance with its terms, to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, the legal, valid and binding obligations of the Company, and all acts and things necessary have been done and performed to make this Supplemental Indenture enforceable in accordance with its terms, and the execution and delivery of this Supplemental Indenture has been duly authorized in all respects.

WITNESSETH:

NOW, THEREFORE, for and in consideration of the premises contained herein, each party agrees for the benefit of each other party and for the equal and ratable benefit of the Holders of the Notes, as follows:

ARTICLE ONE

DEFINITIONS

Section 1.01. Capitalized terms used but not defined in this Supplemental Indenture shall have the meanings ascribed to them in the Base Indenture.

Section 1.02. References in this Supplemental Indenture to article and section numbers shall be deemed to be references to article and section numbers of this Supplemental Indenture unless otherwise specified.

Section 1.03. For purposes of this Supplemental Indenture, the following terms have the meanings ascribed to them as follows:

“Additional Notes” means any additional Notes that may be issued from time to time pursuant to the second paragraph of Section 2.01.

“Base Indenture” has the meaning provided in the recitals.

“Depositary” has the meaning provided in Section 2.03.

“Indenture” has the meaning provided in the recitals.

“Initial Notes” means the aggregate principal amount of each series of Notes issued on the date hereof, as specified in the first paragraph of Section 2.01.

“Interest Payment Date” has the meaning provided in Section 2.04.

“Notes” has the meaning provided in the recitals. For the avoidance of doubt, “Notes” shall include the Additional Notes, if any.

“Par Call Date” means (i) January 15, 2032 for any 2032 Notes and (ii) December 15, 2034 for any 2035 Notes.

“Paying Agent” has the meaning provided in Section 2.05(a).

“Record Date” has the meaning provided in Section 2.04.

“Security Registrar” has the meaning provided in Section 2.05(b).

“Supplemental Indenture” has the meaning provided in the preamble.

“Transfer Agent” has the meaning provided in Section 2.05(b)

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

(a) The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

(b) If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par Call Date and one with a maturity date following the applicable Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

“Trustee” has the meaning provided in the preamble.

ARTICLE TWO

GENERAL TERMS AND CONDITIONS OF THE NOTES

Section 2.01. Designation and Principal Amount.

The Notes are hereby authorized and are respectively designated the 5.200% Senior Notes due 2032 and the 5.400% Senior Notes due 2035, each unlimited in aggregate principal amount. The 2032 Notes issued on the date hereof pursuant to the terms of the Indenture shall be in an aggregate principal amount of $500,000,000 and the 2035 Notes issued on the date hereof pursuant to the terms of the Indenture shall be in an aggregate principal amount of $500,000,000, which amounts shall be set forth in the written order of the Company for the authentication and delivery of the Notes pursuant to Section 301 of the Base Indenture.

In addition, without the consent of the Holders of the Notes of a series, the Company may issue, from time to time in accordance with the provisions of the Indenture, Additional Notes of such series having the same ranking and the same interest rate, maturity and other terms as the Notes of such series (except for the issue date, issue price, and, in some cases, the first payment of interest or interest accruing prior to the issue date of such Additional Notes); provided that if the Additional Notes of a series are not fungible with the Notes of such series issued on the date hereof for United States federal income tax purposes, such Additional Notes will be issued under a separate CUSIP number. Any Additional Notes of a series having similar terms, together with the Notes of such series issued on the date hereof, shall constitute a single series of notes under the Indenture. No Additional Notes of a series may be issued if an Event of Default has occurred with respect to the Notes of such series.

Section 2.02. Maturity.

Unless an earlier redemption has occurred, the principal amount of the 2032 Notes shall mature and be due and payable, together with any accrued interest thereon, on March 15, 2032.

Unless an earlier redemption has occurred, the principal amount of the 2035 Notes shall mature and be due and payable, together with any accrued interest thereon, on March 15, 2035.

Section 2.03. Form and Payment.

The Notes shall be issued as global notes, in fully registered book-entry form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The Notes and the Trustee’s Certificates of Authentication to be endorsed thereon are to be substantially in the form of Exhibit A, which form is hereby incorporated in and made a part of this Supplemental Indenture.

The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Supplemental Indenture, and the Company, Kraft Heinz and the Trustee, by their execution and delivery of this Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.

Principal, premium, if any, and/or interest, if any, on the global notes representing the Notes shall be made to The Depository Trust Company (together with any successor thereto, the “Depositary”).

The global notes representing the Notes shall be deposited with, or on behalf of, the Depositary and shall be registered in the name of the Depositary or a nominee of the Depositary. No global note may be transferred except as a whole by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or such nominee to a successor of the Depositary or a nominee of such successor.

Section 2.04. Interest.

Interest on the Notes shall accrue from February 25, 2025. Interest on the 2032 Notes shall accrue at the rate of 5.200% per annum and interest on the 2035 Notes shall accrue at the rate of 5.400% per annum. Interest on the Notes shall be payable semi-annually in arrears on March 15 and September 15 of each year, beginning on September 15, 2025, (each such applicable date, an “Interest Payment Date”). Interest on the Notes shall be payable to the Holders in whose names the Notes are registered at the close of business on the preceding March 1 and September 1 (each such applicable date, a “Record Date”). Interest on the Notes shall be computed on the basis of a 360-day year comprising twelve 30-day months.

Section 2.05. Paying Agent, Security Registrar and Transfer Agent.

(a) For so long as the Notes remain outstanding, the Company will maintain in the continental United States an office or agency where the Notes may be surrendered for registration of transfer or exchange or for presentation for payment or repurchase (the “Paying Agent”) and where notices and demands to or upon the Company in respect of the Notes and this Supplemental Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office or the office or agency of the Trustee in the continental United States; provided that the Trustee shall not be deemed an agent of the Company for service of legal process.

(b) The Company shall also maintain one or more security registrars (a “Security Registrar”) and a transfer agent (the “Transfer Agent”). Any right, protection or indemnity provided to the Trustee, the Paying Agent or the Security Registrar under the Indenture shall also be afforded to the Paying Agent, the Security Registrar and the Transfer Agent under this Supplemental Indenture. The Security Registrar and the Transfer Agent will maintain a register reflecting ownership of definitive registered Notes outstanding from time to time and will facilitate the transfer of definitive registered Notes on behalf of the Company.

(c) The Company may change the Paying Agent, the Security Registrar or the Transfer Agent without prior notice to the Holders of the Notes. Deutsche Bank Trust Company Americas will be the initial Paying Agent, Security Registrar and Transfer Agent for the Notes.

The Company or any of its Subsidiaries may act as Paying Agent, Security Registrar or Transfer Agent in respect of the Notes.

ARTICLE THREE

REDEMPTION

Section 3.01. Optional Redemption.

At any time prior to the applicable Par Call Date, the Company shall have the option to redeem each series of Notes, in whole at any time or in part from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) calculated by the Company and equal to the greater of:

(a) (i) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 12.5 basis points, in the case of the 2032 Notes, and 15 basis points, in the case of the 2035 Notes, less (ii) interest accrued to the date of redemption; and

(b) 100% of the principal amount of the Notes of such series to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but not including, the redemption date.

On or after the applicable Par Call Date, the Company shall have the option to redeem each series of Notes, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Notes of such series being redeemed, plus accrued and unpaid interest thereon to, but not including, the redemption date.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Section 3.02. Selection and Notice of Redemption.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the procedures of the Depositary) to each Holder of Notes to be redeemed at least 10 days but not more than 60 days prior to the date fixed for redemption.

At the Company’s option, a notice of redemption may be conditioned on the satisfaction of one or more conditions. If so conditioned, such a notice of redemption shall state that, in the Company’s discretion, the redemption date may be delayed until such time as any or all of such conditions shall be satisfied (or waived by the Company, in its discretion), or such redemption may not occur and such notice may be rescinded in the event that any or all of such conditions have not been satisfied (or waived by the Company, in its discretion) by the redemption date, or the redemption date so delayed.

In the case of a partial redemption of a series of Notes, selection of the Notes of such series for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount and CUSIP or ISIN number, as applicable, of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by the Depositary (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary.

Unless the Company defaults in payment of the redemption price, on and after the date fixed for redemption, interest will cease to accrue on the Notes or portions thereof called for redemption.

ARTICLE FOUR

CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

Section 4.01. Consolidation, Merger, Conveyance or Transfer.

With respect to the Notes only, Section 801(a)(1) of the Base Indenture is hereby replaced with the following:

“(1)(A) the Issuer or the Guarantor, as applicable, is the continuing Person or any resulting, surviving or transferee Person (the “successor purchaser”) is an entity organized under the laws of the United States, any state of the United States or the District of Columbia; and (B) the successor purchaser (if not the Issuer or the Guarantor, as applicable) expressly assumes by a supplemental indenture (a)(i) the due and punctual payment of the principal of, and any premium and interest on, all of the Notes (in the case of a successor purchaser to the Issuer) or (ii) the Guarantee (in the case of a successor purchase to the Guarantor) and (b) the performance of every covenant in this Indenture that the Issuer or the Guarantor, as applicable, would otherwise have to perform as if it were an original party to this Indenture;”

For the avoidance of doubt, Section 801 of the Base Indenture will not apply to transactions by and among the Company, the Guarantor and their respective Subsidiaries.

ARTICLE FIVE

COVENANTS

Section 5.01. Limitation on Liens.

With respect to the Notes only, Section 1007(a)(2) of the Base Indenture is hereby replaced with the following: “Liens existing on the issue date of the Notes”.

For the avoidance of doubt, an increase in the amount of indebtedness in connection with any accrual of interest, accretion of original issue discount, payment of interest in the form of additional indebtedness with the same terms and increases in the amount of indebtedness outstanding solely as a result of fluctuations in the exchange rate of currencies or increases in the value of property securing indebtedness, shall not constitute an assumption, incurrence or guarantee for the purposes of Section 1007 of the Base Indenture, so long as the original Liens securing such indebtedness were permitted under the Indenture.

Section 5.02. Sale and Leaseback Transactions.

With respect to the Notes only, Section 1008(a)(3) of the Base Indenture is hereby replaced with the following: “such Sale and Leaseback Transaction exists on the issue date of the Notes or at the time any Person that owns a Principal Facility becomes a Restricted Subsidiary”.

ARTICLE SIX

MISCELLANEOUS

Section 6.01. Application of Supplemental Indenture.

The Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed. This Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided.

Section 6.02. Trust Indenture Act Controls.

If any provision hereof limits, qualifies or conflicts with the duties imposed by Sections 310 through 317 of the Trust Indenture Act, the imposed duties shall control.

Section 6.03. Conflict with Base Indenture.

To the extent not expressly amended or modified by this Supplemental Indenture, the Base Indenture shall remain in full force and effect. If any provision of this Supplemental Indenture relating to the Notes is inconsistent with any provision of the Base Indenture, the provision of this Supplemental Indenture shall control.

Section 6.04. Governing Law; Waiver of Jury Trial.

THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

EACH OF THE COMPANY, KRAFT HEINZ AND THE TRUSTEE, THE PAYING AGENT, THE SECURITY REGISTRAR AND THE TRANSFER AGENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE OR THE TRANSACTION CONTEMPLATED HEREBY.

Section 6.05. Successors.

All agreements of the Company and Kraft Heinz in the Base Indenture, this Supplemental Indenture and the Notes shall bind their successors. All agreements of the Trustee in the Base Indenture and this Supplemental Indenture shall bind its successors. All agreements of the Paying Agent, Security Registrar and Transfer Agent in this Supplemental Indenture shall bind its successors

Section 6.06. Counterparts.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 6.07. Trustee Disclaimer.

The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture and the Notes other than as to the validity of its execution and delivery by the Trustee. The recitals and statements herein and in the Notes are deemed to be those of the Company and Kraft Heinz and not the Trustee and the Trustee assumes no responsibility for the same. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Notes or the proceeds thereof.

Section 6.08. Electronic Communication.

Facsimile, documents executed, scanned and transmitted electronically and electronic signatures, including those created or transmitted through a software platform or application, shall be deemed original signatures for purposes of this Supplemental Indenture and all other related documents and all matters and agreements related thereto, with such facsimile, scanned and electronic signatures having the same legal effect as original signatures. The parties agree that this Supplemental Indenture or any other related document or any instrument, agreement or document necessary for the consummation of the transactions contemplated by this Supplemental Indenture or the other related documents or related hereto or thereto (including, without limitation, addendums, amendments, notices, instructions, communications with respect to the delivery of securities or the wire transfer of funds or other communications) (“Executed Documentation”) may be accepted, executed or agreed to through the use of an electronic signature in accordance with applicable laws, rules and regulations in effect from time to time applicable to the effectiveness and enforceability of electronic signatures. Any Executed Documentation accepted, executed or agreed to in conformity with such laws, rules and regulations will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any third party electronic signature capture service providers as may be reasonably chosen by a signatory hereto or thereto. When the Trustee acts on any Executed Documentation sent by electronic transmission, the Trustee will not be responsible or liable for any losses, costs or expenses arising directly or indirectly from its reliance upon and compliance with such Executed Documentation, notwithstanding that such Executed Documentation (a) may not be an authorized or authentic communication of the party involved or in the form such party sent or intended to send (whether due to fraud, distortion or otherwise) or (b) may conflict with, or be inconsistent with, a subsequent written instruction or communication; it being understood and agreed that the Trustee shall conclusively presume that Executed Documentation that purports to have been sent by an authorized officer of a Person has been sent by an authorized officer of such Person. The party providing Executed Documentation through electronic transmission or otherwise with electronic signatures agrees to assume all risks arising out of such electronic methods, including, without limitation, the risk of the Trustee acting on unauthorized instructions and the risk of interception and misuse by third parties.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

KRAFT HEINZ FOODS COMPANY

By:	/s/ Matthew Nochowitz
Name:	Matthew Nochowitz
Title:	Treasurer

[Signature Page to Supplemental Indenture]

IN WITNESS WHEREOF, the Guarantor has caused this instrument to be duly executed.

THE KRAFT HEINZ COMPANY

By:	/s/ Andre Maciel
Name:	Andre Maciel
Title:	Executive Vice President & Global Chief Financial Officer

[Signature Page to Supplemental Indenture]

IN WITNESS WHEREOF, the Trustee, Paying Agent, Security Registrar and Transfer Agent has caused this instrument to be duly executed.

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Trustee, Paying Agent, Security Registrar and Transfer Agent

By:	/s/ Carol Ng
Name: Carol Ng
Title: Vice President

By:	/s/ Irina Golovashchuk
Name: Irina Golovashchuk
Title: Vice President

[Signature Page to Supplemental Indenture]

Exhibit A-1

Form of Global Note representing the Notes

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK OR A NOMINEE OF DTC, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

BY ITS ACQUISITION OF THIS SECURITY OR ANY INTEREST HEREIN, THE HOLDER THEREOF WILL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND COVENANTED THAT EITHER (1) IT IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR AN ENTITY DEEMED TO HOLD THE “PLAN ASSETS” OF SUCH PLANS (AN “ERISA PLAN”) OR A U.S. EMPLOYEE BENEFIT PLAN OR RETIREMENT ARRANGEMENT SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (COLLECTIVELY, WITH ERISA PLANS, A “PLAN”) OR AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO NON-U.S., STATE, LOCAL OR OTHER FEDERAL LAWS OR REGULATIONS THAT ARE SUBSTANTIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA AND THE CODE (“SIMILAR LAW”), OR (2) THE ACQUISITION AND HOLDING OF THIS SECURITY OR ANY INTEREST HEREIN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF SIMILAR LAW.

No. [ ]

KRAFT HEINZ FOODS COMPANY

5.200% SENIOR NOTE DUE 2032

representing

$

CUSIP: 50077L BM7

ISIN: US50077LBM72

Kraft Heinz Foods Company (formerly known as H. J. Heinz Company), a Pennsylvania limited liability company (hereinafter called the “Company” or the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $    on March 15, 2032 and to pay interest thereon from February 25, 2025 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 of each year, commencing on September 15, 2025, at the rate of 5.200% per annum until the principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holders on such Regular Record Date and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee for the Notes, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments of principal and interest in respect of this Note will be made by the Company in immediately available funds.

Additional provisions of this Note are contained on the reverse hereof, and such provisions shall have the same effect as though fully set forth in this place.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee for the Notes by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

Signature Page Follows

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

KRAFT HEINZ FOODS COMPANY

By:
Name: [●]
Title: [●]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein described in the within-mentioned Indenture.

Dated:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Name:
Title:

(Reverse of Note)

KRAFT HEINZ FOODS COMPANY

This Note is one of a duly authorized issue of debentures, notes or other evidences of indebtedness (hereinafter called the “Securities”) of the Company of the series hereinafter specified, which series is initially limited in aggregate principal amount to $ (except as provided in the Indenture hereinafter mentioned), all such Securities issued and to be issued under an Indenture dated as of July 1, 2015 between the Company, as issuer, The Kraft Heinz Company (formerly known as H.J. Heinz Holding Corporation), as guarantor (“Kraft Heinz”), and Deutsche Bank Trust Company Americas (as successor to Wells Fargo Bank, National Association), as Trustee (the “Base Indenture”), as supplemented by the Twelfth Supplemental Indenture, dated as of February 25, 2025 among the Company, Kraft Heinz and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture, herein called the “Indenture”), to which Indenture and all other indentures supplemental thereto reference is hereby made for a statement of the rights and limitations of rights thereunder of the Holders of the Securities and of the rights, obligations, duties and immunities of the Trustee for each series of Securities and of the Company, and the terms upon which the Securities are and are to be authenticated and delivered. As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Note is one of a series of the Securities designated therein as the 5.200% Senior Notes due 2032 (the “Notes”).

The Company may, without the consent of the Holders of the Notes, issue additional notes having the same ranking and the same interest rate, maturity and other terms as the Notes, except for the issue price, issue date and, in some cases, the first payment of interest or interest accruing prior to the issue date of such additional notes. Any additional notes having such similar terms, together with the Notes, shall constitute a single series of notes under the Indenture. No additional notes may be issued if an Event of Default has occurred with respect to the Notes.

Guarantee

Pursuant to Article Fourteen of the Base Indenture, the Company’s obligations under the Indenture with respect to the Notes shall be guaranteed on a senior unsecured basis by Kraft Heinz. Kraft Heinz shall be automatically and unconditionally released and discharged from all obligations under the Indenture and the Guarantee without any action required on the part of the Trustee or any Holder pursuant to Section 1406 of the Base Indenture.

Change of Control Triggering Event

If a Change of Control Triggering Event (as defined below) occurs, unless the Company has previously or concurrently delivered an unconditional (or conditional solely with respect to the consummation of the applicable Change of Control Triggering Event) redemption notice with respect to all the outstanding Notes as described in Section 3.01 of the Supplemental Indenture, Holders may require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of their Notes pursuant to an offer (a “Change of Control Offer”) of payment in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus accrued but unpaid interest, if any, on the Notes repurchased, to, but excluding, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, except to the extent the Company has exercised its right to redeem all the outstanding Notes as described in Section 3.01 of the Supplemental Indenture, the Company will deliver a notice to each Holder of the Notes, electronically or by first class mail at the address of such Holder appearing in the security register or otherwise in accordance with the procedures of the Depositary, describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is delivered (the “Change of Control Payment Date”), pursuant to the procedures required by the Indenture and described in such notice. The Company must comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws, rules and regulations thereunder to the extent those laws, rules and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws, rules or regulations conflict with the Change of Control provisions of the Notes, the Company will comply with the applicable securities laws, rules and regulations and will not be deemed to have breached its obligations under the Change of Control Triggering Event provisions of the Notes by virtue of such conflicts.

On the Change of Control Payment Date, the Company will, to the extent lawful:

•	accept for payment all Notes or portions of Notes validly tendered pursuant to the Change of Control Offer;

•	deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes validly tendered; and

•

deliver or cause to be delivered to the Trustee the Notes properly accepted together with an officer’s certificate stating the aggregate principal amount of Notes or portions of Notes being purchased by the Company.

The Paying Agent will promptly deliver to each Holder of Notes properly tendered the purchase price for the Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new note equal in principal amount to any unpurchased portion of any Notes surrendered, if any; provided that each such new note will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

The Company will not be required to make a Change of Control Offer with respect to the Notes upon a Change of Control Triggering Event if (1) a third party makes a Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements for a Change of Control Offer made by the Company and such third party purchases all Notes validly tendered and not validly withdrawn pursuant to such Change of Control Offer or (2) a notice of redemption (as described above) of all outstanding Notes has, prior to or concurrently with such Change of Control Triggering Event, been given pursuant to the Indenture as described in Section 3.01 of the

Supplemental Indenture, unless and until there is a default in the payment of the redemption price on the applicable redemption date or the redemption is not consummated due to the failure of a condition precedent contained in the applicable redemption notice to be satisfied. Notwithstanding anything to the contrary herein, a Change of Control Offer may be made in advance of a Change of Control Triggering Event, conditional upon such Change of Control Triggering Event, if a definitive agreement is in place for the Change of Control (as defined below) at the time of making of the Change of Control Offer.

Notwithstanding the provisions set forth in Section 902 of the Base Indenture, the provisions of this Note relating to the Company’s obligation to make an offer to repurchase the Notes as a result of a Change of Control Triggering Event may be waived or modified prior to the occurrence of a Change of Control Triggering Event with the written consent of the Holders of a majority in principal amount of the Notes then outstanding.

For purposes of the foregoing discussion of a repurchase at the option of Holders, the following definitions are applicable:

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Below Investment Grade Rating Event” means that, on any date during the period commencing on the earlier of (i) the occurrence of a Change of Control and (ii) the date of first public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended for so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies), the rating of the Notes is lowered, and the Notes are rated below an Investment Grade Rating, by two Rating Agencies if the Notes are only rated by two Rating Agencies, or by all three Rating Agencies if the Notes are rated by all three Rating Agencies; provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred with respect to a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Triggering Event hereunder) if each of the Rating Agencies making the reduction in rating to which this definition would otherwise apply does not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprising or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger, amalgamation, consolidation or other business combination transaction), in one or a series of related transactions, of all or substantially all of the properties or assets of Kraft Heinz and its Subsidiaries taken as a whole to any Person (as defined below) or group of related Persons for purposes of Section 13(d) of the Exchange Act (a “Group”) other than to the Company or one of its wholly owned Subsidiaries or one or more Permitted Holders (as defined below); (2) the approval by the holders of the common stock of Kraft Heinz of any plan or proposal for the liquidation or dissolution of Kraft Heinz (whether or not otherwise in compliance with the provisions of the Indenture); (3) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person or Group (other than to one or more Permitted Holders) becomes the beneficial owner (as defined in Rules 13d-3 (without giving effect to the proviso in clause (d)(1)(i) thereof) and 13d-5 under the Exchange Act as in effect on the original issuance date of the Notes), directly or indirectly, of more than 50% of the then-outstanding number of shares of the voting stock of Kraft Heinz; or (4) Kraft Heinz ceasing to own, directly or indirectly, 100% of the issued and outstanding membership interests of the Company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Fitch” means Fitch, Inc., or any successor to the rating agency business thereof.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s (as defined below), BBB- (or the equivalent) by S&P (as defined below) and BBB- (or the equivalent) by Fitch.

“Moody’s” means Moody’s Investors Service, Inc., and its successors.

“Permitted Holders” means, collectively, (1) Berkshire Hathaway, Inc., and each of its Affiliates but not including, however, any portfolio companies of any of the foregoing, (2) any one or more Persons, together with such Persons’ Affiliates, whose beneficial ownership constitutes or results in a Change of Control in respect of which a Change of Control Offer is made in accordance with the requirements of the Indenture, (3) the members of management of Kraft Heinz (or any parent entity of Kraft Heinz) or its Subsidiaries who are holders of capital stock of Kraft Heinz or of any parent entity of Kraft Heinz on the original date of issuance of the Notes, (4) any Person who is acting solely as an underwriter in connection with a public or private offering of capital stock of any parent entity of Kraft Heinz or Kraft Heinz, acting in such capacity, and (5) any Group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision) of which any of the foregoing are members; provided that, in the case of such Group and without giving effect to the existence of such Group or any other Group, the Persons referred to in clauses (1) through (3) above collectively have beneficial ownership of more than 50% of the total voting power of the voting stock of Kraft Heinz or any of its direct or indirect parent entities of Kraft Heinz held by such Group.

“Person” has the meaning set forth in the Indenture and includes a “person” as used in Section 13(d)(3) of the Exchange Act.

“Rating Agencies” means (1) each of Moody’s, S&P and Fitch; or (2) if any of Moody’s, S&P or Fitch ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, selected by the Company (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Moody’s, S&P or Fitch, or two or all of them, as the case may be.

“S&P” means S&P Global Ratings Services, a division of S&P Global, Inc., and its successors.

Payment of Additional Amounts

Section 1010 of the Base Indenture shall not be applicable to the Notes.

Redemption for Tax Reasons

Section 1108 of the Base Indenture shall not be applicable to the Notes.

Optional Redemption

The Notes are subject to redemption at the option of the Company as described in Section 3.01 of the Supplemental Indenture.

Defeasance; Satisfaction and Discharge

The Indenture contains provisions for discharge or defeasance at any time of the entire principal of all the Securities of any series upon compliance by the Company with certain conditions set forth therein.

The Company’s obligations under the Indenture with respect to Notes may be terminated if the Company irrevocably deposits with the Trustee money or Government Obligations sufficient to pay and discharge the entire indebtedness on the Indenture.

Events of Default

If an Event of Default (other than an Event of Default described in Section 501(4) or 501(5) of the Base Indenture) with respect to the Notes shall occur and be continuing, then either the Trustee or the Holders of not less than 25% in principal amount of the Notes of this series then Outstanding may declare the entire principal amount of the Notes of this series due and payable in the manner and with effect provided in the Indenture. If an Event of Default specified in Section 501(4) or 501(5) of the Base Indenture occurs with respect to the Company or Kraft Heinz, all of the unpaid principal amount and accrued interest then outstanding shall ipso facto become and be immediately due and payable in the manner and with the effect provided in the Indenture without any declaration or other act by the Trustee or any Holder.

Amendments

Without notice to or the consent of the Holders of the Notes, the Indenture and the Notes may be amended, supplemented or otherwise modified by the Company, the Guarantors, as applicable, and the Trustee as provided in the Indenture. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company with the consent of the Holders of more than 50% in aggregate principal amount of the Securities at the time Outstanding of each series issued under the Indenture to be affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of that series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to such series. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the transfer hereof or in exchange or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Payment

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein and in the Indenture prescribed.

Transfer, Registration and Exchange

As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company to be maintained for that purpose in the Borough of Manhattan, The City of New York, or at any other office or agency of the Company maintained for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon due or one or more new notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes are issuable only in registered form without coupons in denominations of $2,000 and any multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of a like tenor and of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company, the Trustee for the Notes and any agent of the Company or such Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company, such Trustee nor any such agent shall be affected by notice to the contrary.

The Notes are not subject to a sinking fund.

This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

Certain terms used in this Note which are defined in the Indenture have the meanings set forth therein. In the event of a conflict between the terms of the Notes and the terms of the Indenture, the terms of the Indenture shall prevail.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of Assignee, including zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably, constituting and appointing to transfer the said Note on the books of Kraft Heinz Foods Company with full power of substitution in the premises.

Dated:
NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have all or part of this Note purchased by the Company pursuant to a Change of Control Triggering Event, state the amount you elect to have purchased:

$	(integral multiples of $1,000, provided that the unpurchased portion must be in a minimum principal amount of $2,000)

Date: ____________

Your Signature:

(Sign exactly as your name appears on the face of

this Note)

Tax Identification No.:

Signature Guarantee*: __________

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The initial outstanding principal amount of this Global Note is $   . The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee, Depositary or Custodian

Exhibit A-2

Form of Global Note representing the Notes

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK OR A NOMINEE OF DTC, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

BY ITS ACQUISITION OF THIS SECURITY OR ANY INTEREST HEREIN, THE HOLDER THEREOF WILL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND COVENANTED THAT EITHER (1) IT IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR AN ENTITY DEEMED TO HOLD THE “PLAN ASSETS” OF SUCH PLANS (AN “ERISA PLAN”) OR A U.S. EMPLOYEE BENEFIT PLAN OR RETIREMENT ARRANGEMENT SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (COLLECTIVELY, WITH ERISA PLANS, A “PLAN”) OR AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO NON-U.S., STATE, LOCAL OR OTHER FEDERAL LAWS OR REGULATIONS THAT ARE SUBSTANTIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA AND THE CODE (“SIMILAR LAW”), OR (2) THE ACQUISITION AND HOLDING OF THIS SECURITY OR ANY INTEREST HEREIN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF SIMILAR LAW.

No. [ ]

KRAFT HEINZ FOODS COMPANY

5.400% SENIOR NOTE DUE 2035

representing

$

CUSIP: 50077L BN5

ISIN: US50077LBN55

Kraft Heinz Foods Company (formerly known as H. J. Heinz Company), a Pennsylvania limited liability company (hereinafter called the “Company” or the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $ on March 15, 2035 and to pay interest thereon from February 25, 2025 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 of each year, commencing on September 15, 2025, at the rate of 5.400% per annum until the principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holders on such Regular Record Date and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee for the Notes, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments of principal and interest in respect of this Note will be made by the Company in immediately available funds.

Additional provisions of this Note are contained on the reverse hereof, and such provisions shall have the same effect as though fully set forth in this place.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee for the Notes by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

Signature Page Follows

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

KRAFT HEINZ FOODS COMPANY

By:
Name: [●]
Title: [●]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein described in the within-mentioned Indenture.

Dated:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Name:
Title:

(Reverse of Note)

KRAFT HEINZ FOODS COMPANY

This Note is one of a duly authorized issue of debentures, notes or other evidences of indebtedness (hereinafter called the “Securities”) of the Company of the series hereinafter specified, which series is initially limited in aggregate principal amount to $ (except as provided in the Indenture hereinafter mentioned), all such Securities issued and to be issued under an Indenture dated as of July 1, 2015 between the Company, as issuer, The Kraft Heinz Company (formerly known as H.J. Heinz Holding Corporation), as guarantor (“Kraft Heinz”), and Deutsche Bank Trust Company Americas (as successor to Wells Fargo Bank, National Association), as Trustee (the “Base Indenture”), as supplemented by the Twelfth Supplemental Indenture, dated as of February 25, 2025 among the Company, Kraft Heinz and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture, herein called the “Indenture”), to which Indenture and all other indentures supplemental thereto reference is hereby made for a statement of the rights and limitations of rights thereunder of the Holders of the Securities and of the rights, obligations, duties and immunities of the Trustee for each series of Securities and of the Company, and the terms upon which the Securities are and are to be authenticated and delivered. As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Note is one of a series of the Securities designated therein as the 5.400% Senior Notes due 2035 (the “Notes”).

The Company may, without the consent of the Holders of the Notes, issue additional notes having the same ranking and the same interest rate, maturity and other terms as the Notes, except for the issue price, issue date and, in some cases, the first payment of interest or interest accruing prior to the issue date of such additional notes. Any additional notes having such similar terms, together with the Notes, shall constitute a single series of notes under the Indenture. No additional notes may be issued if an Event of Default has occurred with respect to the Notes.

Guarantee

Pursuant to Article Fourteen of the Base Indenture, the Company’s obligations under the Indenture with respect to the Notes shall be guaranteed on a senior unsecured basis by Kraft Heinz. Kraft Heinz shall be automatically and unconditionally released and discharged from all obligations under the Indenture and the Guarantee without any action required on the part of the Trustee or any Holder pursuant to Section 1406 of the Base Indenture.

Change of Control Triggering Event

If a Change of Control Triggering Event (as defined below) occurs, unless the Company has previously or concurrently delivered an unconditional (or conditional solely with respect to the consummation of the applicable Change of Control Triggering Event) redemption notice with respect to all the outstanding Notes as described in Section 3.01 of the Supplemental Indenture, Holders may require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of their Notes pursuant to an offer (a “Change of Control Offer”) of payment in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus accrued but unpaid interest, if any, on the Notes repurchased, to, but excluding, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, except to the extent the Company has exercised its right to redeem all the outstanding Notes as described in Section 3.01 of the Supplemental Indenture, the Company will deliver a notice to each Holder of the Notes, electronically or by first class mail at the address of such Holder appearing in the security register or otherwise in accordance with the procedures of the Depositary, describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is delivered (the “Change of Control Payment Date”), pursuant to the procedures required by the Indenture and described in such notice. The Company must comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws, rules and regulations thereunder to the extent those laws, rules and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws, rules or regulations conflict with the Change of Control provisions of the Notes, the Company will comply with the applicable securities laws, rules and regulations and will not be deemed to have breached its obligations under the Change of Control Triggering Event provisions of the Notes by virtue of such conflicts.

On the Change of Control Payment Date, the Company will, to the extent lawful:

•	accept for payment all Notes or portions of Notes validly tendered pursuant to the Change of Control Offer;

•	deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes validly tendered; and

•

deliver or cause to be delivered to the Trustee the Notes properly accepted together with an officer’s certificate stating the aggregate principal amount of Notes or portions of Notes being purchased by the Company.

The Paying Agent will promptly deliver to each Holder of Notes properly tendered the purchase price for the Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new note equal in principal amount to any unpurchased portion of any Notes surrendered, if any; provided that each such new note will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

The Company will not be required to make a Change of Control Offer with respect to the Notes upon a Change of Control Triggering Event if (1) a third party makes a Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements for a Change of Control Offer made by the Company and such third party purchases all Notes validly tendered and not validly withdrawn pursuant to such Change of Control Offer or (2) a notice of redemption (as described above) of all outstanding Notes has, prior to or concurrently with such Change of Control Triggering Event, been given pursuant to the Indenture as described in Section 3.01 of the

Supplemental Indenture, unless and until there is a default in the payment of the redemption price on the applicable redemption date or the redemption is not consummated due to the failure of a condition precedent contained in the applicable redemption notice to be satisfied. Notwithstanding anything to the contrary herein, a Change of Control Offer may be made in advance of a Change of Control Triggering Event, conditional upon such Change of Control Triggering Event, if a definitive agreement is in place for the Change of Control (as defined below) at the time of making of the Change of Control Offer.

Notwithstanding the provisions set forth in Section 902 of the Base Indenture, the provisions of this Note relating to the Company’s obligation to make an offer to repurchase the Notes as a result of a Change of Control Triggering Event may be waived or modified prior to the occurrence of a Change of Control Triggering Event with the written consent of the Holders of a majority in principal amount of the Notes then outstanding.

For purposes of the foregoing discussion of a repurchase at the option of Holders, the following definitions are applicable:

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Below Investment Grade Rating Event” means that, on any date during the period commencing on the earlier of (i) the occurrence of a Change of Control and (ii) the date of first public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended for so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies), the rating of the Notes is lowered, and the Notes are rated below an Investment Grade Rating, by two Rating Agencies if the Notes are only rated by two Rating Agencies, or by all three Rating Agencies if the Notes are rated by all three Rating Agencies; provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred with respect to a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Triggering Event hereunder) if each of the Rating Agencies making the reduction in rating to which this definition would otherwise apply does not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprising or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger, amalgamation, consolidation or other business combination transaction), in one or a series of related transactions, of all or substantially all of the properties or assets of Kraft Heinz and its Subsidiaries taken as a whole to any Person (as defined below) or group of related Persons for purposes of Section 13(d) of the Exchange Act (a “Group”) other than to the Company or one of its wholly owned Subsidiaries or one or more Permitted Holders (as defined below); (2) the approval by the holders of the common stock of Kraft Heinz of any plan or proposal for the liquidation or dissolution of Kraft Heinz (whether or not otherwise in compliance with the provisions of the Indenture); (3) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person or Group (other than to one or more Permitted Holders) becomes the beneficial owner (as defined in Rules 13d-3 (without giving effect to the proviso in clause (d)(1)(i) thereof) and 13d-5 under the Exchange Act as in effect on the original issuance date of the Notes), directly or indirectly, of more than 50% of the then-outstanding number of shares of the voting stock of Kraft Heinz; or (4) Kraft Heinz ceasing to own, directly or indirectly, 100% of the issued and outstanding membership interests of the Company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Fitch” means Fitch, Inc., or any successor to the rating agency business thereof.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s (as defined below), BBB- (or the equivalent) by S&P (as defined below) and BBB- (or the equivalent) by Fitch.

“Moody’s” means Moody’s Investors Service, Inc., and its successors.

“Permitted Holders” means, collectively, (1) Berkshire Hathaway, Inc., and each of its Affiliates but not including, however, any portfolio companies of any of the foregoing, (2) any one or more Persons, together with such Persons’ Affiliates, whose beneficial ownership constitutes or results in a Change of Control in respect of which a Change of Control Offer is made in accordance with the requirements of the Indenture, (3) the members of management of Kraft Heinz (or any parent entity of Kraft Heinz) or its Subsidiaries who are holders of capital stock of Kraft Heinz or of any parent entity of Kraft Heinz on the original date of issuance of the Notes, (4) any Person who is acting solely as an underwriter in connection with a public or private offering of capital stock of any parent entity of Kraft Heinz or Kraft Heinz, acting in such capacity, and (5) any Group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision) of which any of the foregoing are members; provided that, in the case of such Group and without giving effect to the existence of such Group or any other Group, the Persons referred to in clauses (1) through (3) above collectively have beneficial ownership of more than 50% of the total voting power of the voting stock of Kraft Heinz or any of its direct or indirect parent entities of Kraft Heinz held by such Group.

“Person” has the meaning set forth in the Indenture and includes a “person” as used in Section 13(d)(3) of the Exchange Act.

“Rating Agencies” means (1) each of Moody’s, S&P and Fitch; or (2) if any of Moody’s, S&P or Fitch ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, selected by the Company (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Moody’s, S&P or Fitch, or two or all of them, as the case may be.

“S&P” means S&P Global Ratings Services, a division of S&P Global, Inc., and its successors.

Payment of Additional Amounts

Section 1010 of the Base Indenture shall not be applicable to the Notes.

Redemption for Tax Reasons

Section 1108 of the Base Indenture shall not be applicable to the Notes.

Optional Redemption

The Notes are subject to redemption at the option of the Company as described in Section 3.01 of the Supplemental Indenture.

Defeasance; Satisfaction and Discharge

The Indenture contains provisions for discharge or defeasance at any time of the entire principal of all the Securities of any series upon compliance by the Company with certain conditions set forth therein.

The Company’s obligations under the Indenture with respect to Notes may be terminated if the Company irrevocably deposits with the Trustee money or Government Obligations sufficient to pay and discharge the entire indebtedness on the Indenture.

Events of Default

If an Event of Default (other than an Event of Default described in Section 501(4) or 501(5) of the Base Indenture) with respect to the Notes shall occur and be continuing, then either the Trustee or the Holders of not less than 25% in principal amount of the Notes of this series then Outstanding may declare the entire principal amount of the Notes of this series due and payable in the manner and with effect provided in the Indenture. If an Event of Default specified in Section 501(4) or 501(5) of the Base Indenture occurs with respect to the Company or Kraft Heinz, all of the unpaid principal amount and accrued interest then outstanding shall ipso facto become and be immediately due and payable in the manner and with the effect provided in the Indenture without any declaration or other act by the Trustee or any Holder.

Amendments

Without notice to or the consent of the Holders of the Notes, the Indenture and the Notes may be amended, supplemented or otherwise modified by the Company, the Guarantors, as applicable, and the Trustee as provided in the Indenture. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company with the consent of the Holders of more than 50% in aggregate principal amount of the Securities at the time Outstanding of each series issued under the Indenture to be affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of that series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to such series. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the transfer hereof or in exchange or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Payment

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein and in the Indenture prescribed.

Transfer, Registration and Exchange

As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company to be maintained for that purpose in the Borough of Manhattan, The City of New York, or at any other office or agency of the Company maintained for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon due or one or more new notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes are issuable only in registered form without coupons in denominations of $2,000 and any multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of a like tenor and of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company, the Trustee for the Notes and any agent of the Company or such Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company, such Trustee nor any such agent shall be affected by notice to the contrary.

The Notes are not subject to a sinking fund.

This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

Certain terms used in this Note which are defined in the Indenture have the meanings set forth therein. In the event of a conflict between the terms of the Notes and the terms of the Indenture, the terms of the Indenture shall prevail.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of Assignee, including zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably, constituting and appointing to transfer the said Note on the books of Kraft Heinz Foods Company with full power of substitution in the premises.

Dated: _________
NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have all or part of this Note purchased by the Company pursuant to a Change of Control Triggering Event, state the amount you elect to have purchased:

$	(integral multiples of $1,000, provided that the unpurchased portion must be in a minimum principal amount of $2,000)

Date: ____________

Your Signature:

(Sign exactly as your name appears on the face of

this Note)

Tax Identification No.:

Signature Guarantee*: __________

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The initial outstanding principal amount of this Global Note is $    . The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee, Depositary or Custodian